Exhibit 10(c)(1)

SUPPLEMENT NO. 1 TO PLEDGE AND SECURITY AGREEMENT

SUPPLEMENT NO. 1 (this “Supplement”) dated as of March 31, 2010, to the Pledge and Security Agreement dated as of January 5, 2010 (the “Security Agreement”), among NEWSTAR FINANCIAL, INC., a Delaware corporation (the “Company”), each Subsidiary of the Company from time to time party thereto (each a “Subsidiary Guarantor” and, together with the Company, the “Grantors”) and FORTRESS CREDIT CORP., as administrative agent (in such capacity, the “Administrative Agent”).

A. The Company, the Administrative Agent and the Holders entered into a Note Agreement dated as of January 5, 2010 (as it may be amended or modified from time to time, the “Note Agreement”). In order to induce the Holders to enter into, and extend credit to the Company under, the Note Agreement, the Grantors entered into the Security Agreement.

B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Note Agreement or the Security Agreement, as applicable.

C. Section 8.16 of the Security Agreement provides that additional Subsidiaries of the Company may become Subsidiary Guarantors and Grantors under the Security Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the “New Subsidiary”) is executing this Supplement in accordance with the requirements of the Note Agreement to become a Subsidiary Guarantor and a Grantor under the Security Agreement in order to induce the Holders to make additional Loans and as consideration for Loans previously made.

Accordingly, the Administrative Agent and the New Subsidiary agree as follows:

1. In accordance with Section 8.16 of the Security Agreement, the New Subsidiary by its signature below becomes a Grantor and Subsidiary Guarantor under the Security Agreement with the same force and effect as if originally named therein as a Grantor and Subsidiary Guarantor and the New Subsidiary hereby (a) agrees to all the terms and provisions of the Security Agreement applicable to it as a Grantor and Subsidiary Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor and Subsidiary Guarantor thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, the New Subsidiary hereby pledges, assigns and grants to the Administrative Agent, on behalf of and for the ratable benefit of the Secured Parties, a security interest in all of such Grantor’s right, title and interest in and to the Collateral to secure the prompt and complete payment and performance of the Secured Obligations. Each reference to a “Grantor” or a “Subsidiary Guarantor” in the Security Agreement shall be deemed to include the New Subsidiary. The Security Agreement is hereby incorporated herein by reference.

2. The New Subsidiary represents and warrants to the Administrative Agent and the Secured Parties that (i) this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, the information relating to the New Subsidiary and the Collateral owned by the New Subsidiary set forth on the Exhibits attached hereto is true and correct and (iii) the representations and warranties set forth in Article III of the Security Agreement (after giving effect to the modification of the Exhibits to the Security Agreement to incorporate the information set forth in the Exhibits attached hereto) are true and correct as of the date hereof.

3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Administrative Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Subsidiary and the Administrative Agent. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

4. Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect.

5. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the New Subsidiary and the Administrative Agent have duly executed this Supplement to the Security Agreement as of the day and year first above written.

ALAMEDA NS FOUR HOLDING, LLC

By:	/s/ JOHN J. FRISHKOPF
Name: John J. Fishkopf Title: Manager

Address:
c/o NewStar Financial, Inc.
500 Boylston Street, Suite 1250
Boston, Massachusetts 02116
Legal Name: Alameda NS Four Holding, LLC
Jurisdiction of Formation: Delaware

FORTRESS CREDIT CORP.,
as Administrative Agent,

By:	/s/ CONSTANTINE M. DAKOLIAS
Name: President
Title: Constantine M. Dakolias

EXHIBIT “A” TO SUPPLEMENT NO. 1

Place of Business (if it has only one) or Chief Executive Office (if more than one place of business) and Mailing Address of the Grantor:

Alameda NS Four Holding, LLC

c/o NewStar Financial, Inc.

500 Boylston Street, Suite 1250

Boston, Massachusetts 02116

Attention: John Frishkopf

Federal Employer Identification Number, Type of Organization, State of Organization and State Organization Number of the Grantor:

Grantor	Federal Employer Identification Number	Type of Organization	State of Organization or Incorporation	State Organization Number
Alameda NS Four Holding, LLC	n/a1	limited liability company	Delaware	4763224

Locations of Inventory and Equipment and Fixtures:

A.	Properties Owned by the Grantor:

734 West Alameda Drive

Tempe, Arizona 85282

B.	Properties Leased by the Grantor (Include Landlord’s Name):

None.

C.	Public Warehouses or other Locations pursuant to Bailment or Consignment Arrangements (include name of Warehouse Operator or other Bailee or Consignee):

None.

[1]	Files under NewStar Financial’s tax ID number.

EXHIBIT “B” TO SUPPLEMENT NO. 1

PATENTS, COPYRIGHTS, TRADEMARKS PROTECTED UNDER FEDERAL LAW:

None.

EXHIBIT “C” TO SUPPLEMENT NO. 1

LIST OF PLEDGED SECURITIES; INVESTMENT PROPERTY AND CLO NOTES

A. CLO NOTES CONSTITUTING INSTRUMENTS:

None.

B. CLO NOTES CREDITED TO SECURITIES ACCOUNTS:

None.

C. CAPITAL STOCK OR OTHER EQUITY RIGHTS IN SUBSIDIARIES

(CERTIFICATED AND UNCERTIFICATED):

None.

EXHIBIT “D” TO SUPPLEMENT NO. 1

OFFICES FOR FILING FINANCING STATEMENTS

Delaware Secretary of State